EXHIBIT 32.2


                          SECTION 1350 CERTIFICATIONS

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Form 10-QSB of Pro-Active Solutions, Inc. (the "Company") on Form 10-QSB for the quarter ended November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carol Suzanne Collins, Chief Financial Officer, Secretary, Treasurer and Director of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 29, 2004


/s/ CAROL SUZANNE COLLINS
______________________________________
Carol Suzanne Collins
Chief Financial Officer, Secretary,
Treasurer and Director




A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO PRO-ACTIVE SOLUTIONS, INC. AND WILL BE RETAINED BY PRO-ACTIVE SOLUTIONS, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.